Interest Income (Expense), Net	12 Months Ended
Dec. 31, 2021
Banking And Thrift Interest [Abstract]
Interest Income (Expense), Net
23.	INTEREST INCOME (EXPENSE), NET

Interest income (expense), net consisted of the following:

	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2019
Income	13	34	55
Expense	(42)	(54)	(54)
Total	(29)	(20)	1

Interest income is related to cash and cash equivalents, short-term deposits and marketable securities held by the Company.

Interest expense recorded in 2021 included a charge of $14 million on the senior unsecured convertible bonds issued on July 3, 2017 and a charge of $23 million on the senior unsecured convertible bonds issued on August 4, 2020, of which $34 million was a non-cash interest expense resulting from the accretion of the discount on the liability component.

Interest expense recorded in 2020 included a charge of $36 million on the senior unsecured convertible bonds issued on July 3, 2017 and a charge of $9 million on the senior unsecured convertible bonds issued on August 4, 2020, of which $42 million was a non-cash interest expense resulting from the accretion of the discount on the liability component.

Interest expense recorded in 2019 included a charge of $39 million on the senior unsecured convertible bonds issued on July 3, 2017, of which $37 million was a non-cash interest expense resulting from the accretion of the discount on the liability component.

Interest expense also included charges related to the banking fees and the sale of receivables, if any.

No borrowing cost was capitalized in 2021, 2020 and 2019.  Interest income on U.S. Treasury Bonds classified as available-for-sale marketable securities amounted to $1 million for the year ended December 31, 2021, $3 million for the year ended December 31, 2020 and $6 million for the year ended December 31, 2019.